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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 29, 2003
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                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

     333-100695                                          23-2811925
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(Commission File Number)                   (I.R.S. Employer Identification No.)

200 Witmer Road, Horsham, Pennsylvania                                19044
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page 7
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         On May 29, 2003, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of May 1, 2003, among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-four classes identified as the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class A-1 Certificates", the "Class A-1A Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N-1 Certificates", the "Class N-2 Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") that are secured by one or more related mortgaged properties. As of their respective cut-off dates (the "Cut-off Dates"), the Mortgage Loans had an aggregate principal balance of $1,050,901,642, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Cut-off Date with respect to each of the Mortgage Loans is its Due Date in May 2003. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated May 16, 2003, attached hereto as Exhibit 99.1, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement, dated May 16, 2003, attached hereto as Exhibit 99.2, between GSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from GACC pursuant to a mortgage loan purchase agreement, dated May 16, 2003, attached hereto as Exhibit 99.3, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from GSMC pursuant to a mortgage loan purchase agreement, dated May 16, 2003 attached hereto as Exhibit 99.4, between GSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement, dated May 16, 2003, attached hereto as Exhibit 99.5, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage Capital Inc. ("MSMC") pursuant to a mortgage loan purchase agreement, dated May 16, 2003, attached hereto as
Exhibit 99.6, between MSMC as seller and the Depositor as purchaser. The Depositor sold the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co. ("Goldman Sachs"), Morgan Stanley & Co. Incorporated ("MS&Co.") and Deutsche Bank Securities Inc. ("Deutsche Bank") as the underwriters, pursuant to an underwriting agreement, dated May 16, 2003, attached hereto as Exhibit 1.1, between Goldman Sachs, MS&Co. and Deutsche Bank, as the underwriters, and the Depositor. The Depositor sold the Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, the Class K, Class L, Class M, Class N-1, Class N-2, Class O, Class P and Class Q Certificates to Goldman Sachs,



                                      2

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MS&Co. and Deutsche Bank, pursuant to a Certificate Purchase Agreement, dated as of May 16, 2003. The Depositor sold the Class R-I, Class R-II and Class R-III Certificates to Wachovia Bank, N.A.

         The Class X-1 and Class X-2 Certificates do not have an initial certificate balance ("Certificate Balance"), but represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount"). The Class X-1 Certificates have a Notional Amount equal to $1,050,901,642. The Class X-2 Certificates have a Notional Amount equal to $1,011,839,000. The Class A-1 Certificates have an initial Certificate Balance of $214,780,000. The Class A-1A Certificates have an initial Certificate Balance of $243,894,000. The Class A-2 Certificates have an initial Certificate Balance of $392,556,000. The Class B Certificates have an initial Certificate Balance of $39,409,000. The Class C Certificates have an initial Certificate Balance of $11,822,000. The Class D Certificates have an initial Certificate Balance of $22,332,000. The Class E Certificates have an initial Certificate Balance of $15,763,000. The Class F Certificates have an initial Certificate Balance of $11,823,000. The Class G Certificates have an initial Certificate Balance of $11,823,000. The Class H Certificates have an initial Certificate Balance of $11,822,000. The Class J Certificates have an initial Certificate Balance of $22,332,000. The Class K Certificates have an initial Certificate Balance of $10,509,000. The Class L Certificates have an initial Certificate Balance of $7,882,000. The Class M Certificates have an initial Certificate Balance of $5,254,000. The Class N-1 Certificates have an initial Certificate Balance of $6,463,000. The Class N-2 Certificates have an initial Certificate Balance of $1,420,000. The Class O Certificates have an initial Certificate Balance of $2,627,000. The Class P Certificates have an initial Certificate Balance of $5,255,000. The Class Q Certificates have an initial Certificate Balance of $13,135,642. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                      3

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial Statements of Business Acquired.

                           Not applicable

                  (b)      Pro Forma Financial Information.

                           Not applicable

                  (c)      Exhibits.


EXHIBIT NO.                      DOCUMENT DESCRIPTION
----------                       --------------------
1.1         Underwriting Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage Securities,
            Inc. as seller, and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank
            Securities Inc. and underwriters.

4.1         Pooling and Servicing Agreement, dated as of May 1, 2003, among GMAC Commercial Mortgage
            Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between German American Capital
            Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between Goldman Sachs Mortgage
            Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between German American Capital
            Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between Goldman Sachs Mortgage
            Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage
            Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

                                4

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99.6        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between Morgan Stanley Mortgage
            Capital Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.7        Supplemental Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.8        Supplemental Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                      (Registrant)


Dated: June 12, 2003               By:  /s/ David Lazarus
                                      ----------------------------------------
                                      Name:  David Lazarus
                                      Title: Vice President



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                                INDEX TO EXHIBITS



EXHIBIT NO.                      DOCUMENT DESCRIPTION
----------                       --------------------
1.1         Underwriting Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage Securities,
            Inc. as seller, and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank
            Securities Inc. and underwriters.

4.1         Pooling and Servicing Agreement, dated as of May 1, 2003, among GMAC Commercial Mortgage
            Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between German American Capital
            Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between Goldman Sachs Mortgage
            Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between German American Capital
            Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between Goldman Sachs Mortgage
            Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage
            Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6        Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between Morgan Stanley Mortgage
            Capital Inc. as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.7        Supplemental Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.8        Supplemental Agreement, dated as of May 16, 2003, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.
